Exhibit 13.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Sigal Fattal, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 20-F of Chemomab Therapeutics Ltd. for the fiscal year ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Chemomab Therapeutics Ltd.

CHEMOMAB THERAPEUTICS LTD.

Date: March 23, 2026	/s/ Sigal Fattal
Sigal Fattal
Chief Financial Officer
(Principal Financial Officer)